Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Net operating loss carryforwards	$ 19,410	$ 19,616
Other	1,568	2,173
Deferred tax assets, gross	20,978	21,789
Valuation allowance (net operating loss)	(707)	(992)
Deferred tax assets	20,271	20,797
Deferred tax liabilities
Containers, net	25,975	25,039
Other	697	710
Deferred tax liabilities	26,672	25,749
Net deferred tax liabilities	$ 6,401	$ 4,952